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                                   FORM 8-K
                                   --------



                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                CURRENT REPORT
                                --------------



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (date of earliest event Reported) January 21, 1994
                                                 ----------------




                        THE COLUMBIA GAS SYSTEM, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    1-1098            13--1594808
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(State of other jurisdiction        (Commission       (IRS Employer
      of incorporation)             File Number)    Identification No.)


               20 Montchanin Road, Wilmington, Delaware  19807
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code (302) 429-5000
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Item 5.  Other Events

         Information contained in a News Release dated January 20, 1994, is incorporated herein by reference.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             The Columbia Gas System, Inc
                                             ----------------------------
                                                      (Registrant)




                                             By    /s/ R. E. Lowe
                                               ---------------------------
                                                       R. E. Lowe
                                                    Vice President &
                                                       Controller

Date:  January 21, 1994
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Contacts:   Media -     W. R. McLaughlin (302) 429-5443
                        H. W. Chaddock (302) 429-5261
            Analysts -  T. L. Hughes (302) 429-5363


FOR IMMEDIATE RELEASE                                           January 21, 1994



          GERALD E. MAYO ELECTED TO COLUMBIA SYSTEM BOARD OF DIRECTORS


         WILMINGTON, DEL. -- Midland Mutual Life Insurance Company Chairman, President and CEO Gerald E. Mayo of Columbus, Ohio, has been elected to the Board of Directors of The Columbia Gas System, Inc. (NYSE:CG), increasing its membership to 16.

         Columbia Chairman and CEO John H. Croom said he "is pleased to have an individual with such outstanding business and leadership credentials become a member of Columbia's Board to help provide the vision and guidance the company will need in the years ahead." Mayo is also a member of the Board of Directors of Columbia's largest distribution company subsidiary, Columbia Gas of Ohio, Inc.

         Mayo, 61, joined Midland in 1968 as an administrative vice president, became president and chief executive officer in 1980, and was elected chairman
in 1986.   He is a graduate of Boston University and was awarded a Doctor of
Humane Letters degree from Ohio Dominican College in Columbus in 1993.

         Mayo serves as Chairman of the Board of U.S. Health Corporation and of Grant Medical Center and is a member of the boards of CompuServe, Inc., HBO & Co. of Atlanta, and Huntington Bankshares, Capital University, the Columbus Area Chamber of Commerce and the Franklin County Convention Facility Authority, all in Columbus.

         The Columbia Gas System, Inc., is one of the nation's largest natural gas systems. Subsidiary companies are engaged in the exploration, production, purchase, storage, transmission, distribution and marketing of natural gas as well as other energy operations such as cogeneration. The Columbia Gas System, Inc., and its principal pipeline subsidiary, Columbia Gas Transmission Corp., have been operating as debtors-in-possession under Chapter 11 of the Federal Bankruptcy Code since July 31, 1991.

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